                                                                  EXHIBIT 10.28

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS AND (II) SUCH TRANSFER IS EFFECTED IN ACCORDANCE WITH THE TERMS SET FORTH IN THIS WARRANT.

NO. ___                         VALUECLICK, INC.              ____________, 2000
                          COMMON STOCK PURCHASE WARRANT

         This certifies that, for good and valuable consideration, DoubleClick Inc. (the "Holder"), or registered assigns, is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to the close of business on the fifteen month anniversary of the date hereof, to acquire from the Company, in whole or from time to time in part that number of fully paid and nonassessable shares of Common Stock of the Company ("Warrant Stock") that when added to the sum of (i) the number of shares of Common Stock of the Company purchased by the Holder pursuant to the Common Stock and Warrant Purchase Agreement dated January 11, 2000, and (ii) the number of shares of Company Common Stock acquired by the Holder or any affiliate of the Holder (as such term is defined under Rule 405 of the Securities Act of 1933) subsequent to January 11, 2000, results in the Holder together with its Rule 405 affiliates owning 45% of the then outstanding shares of the Company's capital stock, assuming the conversion of all preferred stock, convertible debt and other similar securities and the exercise of all outstanding options and warrants. Such Warrant Stock shall be purchased at a price per share of $10.88 (the "Exercise Price") and shall be paid for by Holder with shares of Holder's Common Stock equal to the aggregate purchase price (the "Share Consideration"). The Share Consideration shall be valued at the weighted average closing price of Holder's Common Stock for thirty consecutive trading days ending on and including the day preceding the date the Warrant is exercised by Holder. Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

         1. EXERCISE OF WARRANT

         The purchase rights represented by this Warrant are exercisable, in whole or in part, at any time and from time to time at or prior to the Expiration Time, by the surrender of this Warrant and the Notice of Exercise form attached hereto, both duly executed, and the presentation of evidence that a registration statement on Form S-3 has been filed pursuant to the Registration Rights Agreement entered into between the Company and the Holder of even date herewith. Such documentation shall be sent to the office of the Company at 6450 Via Real, P.O. Box 5008, Carpinteria, California 93014-5008, Attn: Corporate Secretary (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company). Upon the surrender and presentation of such documents and upon payment of the Exercise

Price for the shares thereby purchased whereupon the the Holder shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so exercised.

         2. ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

         Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and shall for all purposes be deemed to have been issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the fair market value of a share of Warrant Stock, such fair market value to be determined based on the closing sales price for the Common Stock of the Company (or the closing bid, if no sales were reported) as quoted on any established stock exchange or national market system on which Company's Common Stock is listed, for the last market trading day prior to the date of exercise of the Warrant, or, if no public market exists for the Common Stock of the Company, as determined in good faith by the Company's Board of Directors, shall be paid in cash or check to the holder of this Warrant.

         3. CHARGES, TAXES AND EXPENSES

         Issuance of certificates for shares of Warrant Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant.

         4. NO RIGHTS AS A STOCKHOLDER

         This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

         5. RESTRICTIONS ON TRANSFER; LOCK-UP

                  (a) TRANSFER OF WARRANT. Prior to the Expiration Time and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holder hereof to any affiliate of such holder (as such term is defined under Rule 405 of the Securities Act of 1933), in whole or in part, at the office or agency of the Company referred to in Section 1 hereof. Any such transfer to an affiliate shall be made upon surrender of this Warrant together with the Assignment Form attached hereto properly executed, endorsed and guaranteed. The Company shall not be required to effect any transfer of this Warrant or the rights hereunder unless the transferor and transferee provide the Company with an opinion of counsel that such transfer is in compliance with applicable Federal and state securities laws, or provide the Company with information sufficient for the Company to make such determination. The Company shall not be required to effect any transfer of this Warrant or the rights hereunder unless the transferee shall have agreed in writing to be bound by the restrictions set forth in this Warrant. Except as expressly permitted by this
Section 5(a), this Warrant may not be transferred by the Holder.

                  (b) TRANSFER OF WARRANT STOCK. After the exercise of the Warrant and subject to compliance with applicable laws, the shares of Warrant Stock may be transferable by the holder hereof. The Company shall not be required to effect any transfer of the Warrant Stock unless the transferor and transferee provide the Company with an opinion of counsel that such transfer is in compliance with applicable Federal and state securities laws, or provide the Company with information sufficient for the Company to make such determination. The Company shall not be required to effect any transfer of the Warrant Stock unless the transferee shall have agreed in writing to be bound by the restrictions set forth in this Warrant.

                  (c) LOCK-UP. In connection with any registration of the offering of any securities of the Company under the Securities Act, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter"), the Warrant, the Warrant Stock and any securities of the Company issued with respect thereto may not be sold or otherwise transferred during the period specified by the Company's Board of Directors at the request of the Managing Underwriter, with such period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. The restrictions set forth in this Section 5(c) shall be of no further force or effect following the transfer of the securities subject hereto pursuant to a registration statement filed under the Securities Act or pursuant to a brokers' transaction or transaction with a market maker pursuant to Rule 144 promulgated under the Securities Act.

                  (d) NO PUBLIC MARKET. At the date of issuance of this Warrant, no public market exists for any of the securities of the Company and the Company makes no assurances that a public market will ever exist for the Company's securities.

                  (e) LEGENDS FOR WARRANT STOCK. The certificates representing the Warrant Stock and any securities of the Company issued with respect thereto shall be imprinted with the following restrictive legends:

                           (1) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE

                                    SECURITIES UNDER SAID ACT OR AN OPINION OF
                                    COUNSEL SATISFACTORY TO THE COMPANY THAT
                                    SUCH REGISTRATION IS NOT REQUIRED."

                           (2) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF 180-DAYS FOLLOWING THE COMPANY'S INITIAL PUBLIC OFFERING AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

                  (f) TRANSFER OF SHARE CONSIDERATION. The Holder shall not be required to effect any transfer of the Share Consideration unless the transferor and transferee provide the Holder with an opinion of counsel that such transfer is in compliance with applicable Federal and state securities laws, or provide the Holder with information sufficient for the Holder to make such determination. The Holder shall not be required to effect any transfer of the Share Consideration unless the transferee shall have agreed in writing to be bound by the restrictions set forth in this Warrant.

                  (g) LEGEND FOR SHARE CONSIDERATION. The certificates representing the Share Consideration and any securities of the Holder issued with respect thereto shall be imprinted with the following restrictive legend:

                           "THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         6. EXCHANGE AND REGISTRY OF WARRANT

         This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant in substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects upon such registry.

         7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

         On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the

Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the holder, in lieu thereof, a new Warrant in substantially identical form, dated as of such cancellation and reissuance.

         8. SATURDAYS, SUNDAYS AND HOLIDAYS

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

         9. ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES AND EXERCISE PRICE

         The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as set forth below:

                  (a) ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, AUTOMATIC CONVERSION, ETC. The Exercise Price and the number and type of securities and/or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, automatic conversion, redemption or other similar event affecting the number or character of outstanding shares of Warrant Stock, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of shares of Warrant Stock subject hereto at the time of such event, had such shares of Warrant Stock then been outstanding.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise at any time after the consummation or effective date of such Reorganization, shall receive, in lieu of the Warrant Stock issuable on such exercise prior to the date of such Reorganization, the stock and other securities and property (including cash) to which such holder would have been entitled upon the date of such Reorganization if such holder had exercised this Warrant immediately prior thereto.

                  (c) CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

         10. REPRESENTATIONS AND WARRANTIES OF HOLDER

         In connection with the issuance of this Warrant (this Warrant and the Warrant Stock, collectively, the "Securities") Holder hereby agrees, represents and warrants as follows: (i) Holder is acquiring the Securities solely for its own account for investment and not with a view to or for sale or distribution of the Securities or any portion thereof in violation of the Securities Act; (ii) the entire legal and beneficial interest of the Securities is being purchased for, and will be held for the account of, Holder only and neither in whole nor in part for any other person; (iii) Holder either (a) has a prior business and/or personal relationship with the Company and/or its officers and directors, or (b) by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company, and who are not compensated by the Company, has the capacity to protect its own interests in connection with the purchase of the Securities; (iv) the transaction under which Holder is purchasing the Securities has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (v) the Holder has full authority to issue to the Company the Share Consideration upon exercise of the Warrant.

         11. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the holder hereof that:

                  (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Warrant Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant;

                  (b) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise of this Warrant;

                  (c) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder and to carry out and perform its obligations under the terms of this Warrant; and

                  (d) all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the performance of the Company's obligations hereunder has been taken.

                  (e) with respect to the Share Consideration to be received by Company upon exercise of the Warrant, Company hereby agrees, represents and warrants as follows: (i) Company is acquiring the Share Consideration solely for its own account for investment and not with a view to or for sale or distribution of the Share Consideration or any portion thereof in violation of the Securities Act; (ii) the entire legal and beneficial interest of the Share Consideration is being acquired for, and will be held for the account of, Company only and neither in whole nor in part for any other person; (iii) Company either (a) has a prior business and/or personal relationship with the Holder and/or its officers and directors, or (b) by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Holder, and who are not compensated by the Holder, has the capacity to protect its own interests in connection with the acquisition of the Share Consideration; and (iv) the transaction under which Company is acquiring the Share Consideration has not been registered under the Securities Act, and the Share Consideration must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.

         12. COOPERATION

         The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

         13. GOVERNING LAW

         This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers.

Dated: January ___, 2000
                                     VALUECLICK, INC.,
                                     a Delaware corporation

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------
                                     Attest:

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------


                                     DOUBLECLICK INC.,
                                     a Delaware corporation

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

                                     Attest:

                                     By:
                                        ------------------------------------
                                     Name:
                                          ----------------------------------
                                     Title:
                                           ---------------------------------

                               NOTICE OF EXERCISE

To:      ValueClick, Inc., a Delaware corporation

         (1) The undersigned hereby elects to purchase __________ shares of Common Stock of ValueClick, Inc., a Delaware corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

         (2) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable Federal and state securities laws.

         (3) The undersigned accepts such shares subject to the restrictions on transfer set forth in the attached Warrant.



                                       -------------------------------------
(Date)                                 (Signature)

                                 ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply the required information. Do not use this form to purchase shares.)


         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

                       ----------------------------------
                                 (Please Print)

whose address is
                 ----------------------------------------------
                                 (Please Print)

         Dated:
                -----------------------------------------------
         Holder's Signature:
                            -----------------------------------
         Holder's Address:
                          -------------------------------------


Guaranteed Signature:
                     ------------------------------------------
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by an eligible guarantor institution such as a bank, stockbroker, savings and loan association or credit union with membership in an approved medallion signature guarantee program. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


The undersigned transferee agrees to hold the Warrant and any Warrant Stock issuable upon exercise or conversion of the Warrant subject to the restrictions on transfer set forth in the Warrant.



By:
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Date:
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